UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 21, 2005
LA QUINTA PROPERTIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-9109	95-3520818
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)
909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of Principal Executive Offices and Zip Code)
(214) 492-6600
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 21, 2005, La Quinta Corporation (“LQ Corporation”), the sole holder of voting common stock of La Quinta Properties, Inc. (“LQ Properties”), filed with the Securities and Exchange Commission a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with respect to the solicitation of proxies for a special meeting of the stockholders of LQ Corporation to be held on January 23, 2006. The Proxy Statement includes information regarding the special meeting of the stockholders of LQ Properties to be held on January 23, 2006, at 10:30 a.m., Central Standard Time, at the La Quinta Inn & Suites D/FW Airport South, 4105 West Airport Freeway, Irving, Texas 75062.
     A copy of the Proxy Statement is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Proxy Statement on Schedule 14A of La Quinta Corporation filed with the Securities and Exchange Commission on December 21, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2005	LA QUINTA PROPERTIES, INC.

	By:	/s/ Steven A. Schumm

	Name:	Steven A. Schumm
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	Proxy Statement on Schedule 14A of La Quinta Corporation filed with the Securities and Exchange Commission on December 21, 2005.

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